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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the inclusion of our reports dated January 26, 2000 included in HeadHunter.NET, Inc.'s Annual Report on Form 10-K/A for the year ending December 31, 1999 as well as the incorporation by reference of such reports into the Company's previously filed Registration Statements File No. 333-86485, and 333-94027.


/s/ Arthur Andersen LLP


Atlanta, Georgia

April 4, 2000